SCHEDULE OF EXPECTED STATUTORY FEDERAL INCOME TAX PROVISION (Details) - USD ($)	12 Months Ended
	Feb. 28, 2025	Feb. 29, 2024
Income Tax Disclosure [Abstract]
Federal statutory rate	$ (4,000,000)	$ (4,349,000)
State income tax benefit, net of federal benefit	(900,000)	(994,000)
Non deductible interest	500,000	501,000
Non deductible stock based compensation	322,000	377,000
Change in valuation allowance	4,078,000	4,465,000
Total